UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 11, 2012 (the “Prior 8-K”), on December 6, 2012, Halcón Resources Corporation (the “Company”) completed the acquisition of two wholly owned subsidiaries of Petro-Hunt Holdings, LLC and Pillar Holdings, LLC (collectively, the “Petro-Hunt Parties”), which own a total of approximately 81,000 net acres prospective for the Bakken and Three Forks formations primarily located in Williams, Mountrail, McKenzie and Dunn Counties, North Dakota (the “Williston Basin Transaction”). This Form 8-K/A amends the Prior 8-K for the purpose of furnishing revised pro forma financial statements that give effect to the Williston Basin Transaction.

Statements of revenues and direct operating expenses of the Williston Basin Assets for the three years in the period ended December 31, 2011 and the three and six months ended June 30, 2012 and 2011 were previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2012.

Statements of revenues and direct operating expenses of the Williston Basin Assets for the three and nine months ended September 30, 2012 and 2011 were previously filed as Exhibit 99.1 to the Prior 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Independent Auditors’ Report and Statements of Revenues and Direct Operating Expenses of the Williston Basin Assets for the three years in the period ended December 31, 2011 and the three and six months ended June 30, 2012 and 2011, including footnotes thereto, were filed as Exhibit 99.2 to Halcón’s current report on Form 8-K, filed with the SEC on October 22, 2012 and are incorporated herein by reference.

The statements of revenues and direct operating expenses of the Williston Basin Assets for the three and nine months ended September 30 2012 and 2011, including footnotes thereto, were previously filed as Exhibit 99.1 to the Prior 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2012 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 are attached hereto as Exhibit 99.2 and are incorporated herein by reference. These unaudited pro forma financial statements effect to the Williston Basin Transaction on the bases, and subject to the assumptions, set forth therein in accordance with Article 11 of Regulation S-X.

(d)	Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

99.2	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of September 30, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the year ended December 31, 2011 and the nine months ended September 30, 2012, giving effect to the Williston Basin Transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

December 17, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of September 30, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the year ended December 31, 2011 and the nine months ended September 30, 2012, giving effect to the Williston Basin Transaction.